UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2012

Commission File Number 000-54012

HEARTLAND BRIDGE CAPITAL, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	27-2506234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 International Boulevard, Suite 400

Mahwah, NJ  07495

(Address of principal executive offices)

201-512-8732

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On April 10, 2012, Heartland Bridge Capital, Inc. (the “Company”) issued a press release announcing a planned change of name and a forward split of its outstanding common stock.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated April 10, 2012

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heartland Bridge Capital, Inc.

By:	/s/ James F. Groelinger
Name:	James F. Groelinger
Title:	Chief Executive Officer

Date: April 11, 2012